Exhibit 99.2

Fiscal Third Quarter 2014 Earnings Presentation May 13, 2014

Important Information 1 The following slides are part of a presentation by Intrawest Resorts Holdings, Inc . (“Company ”) in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation . No representation is made that the information in these slides is complete . For additional financial, statistical and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement furnished as exhibits to the Company's Current Report on Form 8 - K and the Company’s Quarterly Report on Form 10 - Q, each of which were furnished today with the Securities and Exchange Commission (“SEC”) and are available on the Company’s website (www . intrawest . com) and the SEC’s website (www . sec . gov) . This document contains forward - looking statements . These forward - looking statements are based on current expectations, estimates and projections about the industry and markets in which Intrawest operates as well as the Company’s beliefs and assumptions regarding our operations and financial performance, all of which are subject to known and unknown risks, uncertainties and others factors that may cause our actual results, performance or achievements, industry results or market trends to differ materially from those expressed or implied by such forward - looking statements . Therefore any statements contained herein that are not statements of historical fact may be forward - looking statements and should be evaluated as such . Without limiting the foregoing, words such as “Expects”, “Anticipates”, “Should”, “Intends”, “Plans”, “Believes”, “Seeks”, “Estimates”, “Projects”, and variations of such words and similar expressions are intended to identify such forward - looking statements . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict, including those described in Part II - Item 1 , ‘‘Risk Factors’’ in our Quarterly Report on Form 10 - Q for the period ended December 31 , 2013 filed with the Securities and Exchange Commission . Therefore , actual outcomes and results may differ materially from what is expressed or forecasted in such forward - looking statements . The actual performance of Intrawest may differ from the budget, projections and returns set forth herein and may differ materially . Certain information contained herein has been obtained from published and non - published sources . Such information has not been independently verified by Intrawest . Except where otherwise indicated, the information provided herein is based on matters as they exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date hereof . This presentation includes certain non - GAAP financial measures, including Adjusted EBITDA (“Adj . EBITDA ”) . Non - GAAP financial measures such as Adj . EBITDA should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP . Please refer to our Quarterly Report on Form 10 - Q for the period ended March 31 , 2014 filed with the Securities and Exchange Commission for a reconciliation of the non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP . We use Adj . EBITDA as a measure of our operating performance . Adj . EBITDA is a supplemental non - GAAP financial measure . Our board of directors and management team focus on Adj . EBITDA as a key performance and compensation measure . Adj . EBITDA assists us in comparing our performance over various reporting periods because it removes from our operating results the impact of items that our management believes do not reflect our core operating performance . The compensation committee of our board of directors will determine the annual variable compensation for certain members of our management team, based in part, on Adj . EBITDA . Adj . EBITDA is not a substitute for net income (loss), income (loss) from continuing operations, cash flows from operating activities or any other measure prescribed by GAAP . There are limitations to using non - GAAP measures such as Adj . EBITDA . Although we believe that Adj . EBITDA can make an evaluation of our operating performance more consistent because it removes items that do not reflect our core operations, other companies in our industry may define Adj . EBITDA differently than we do . As a result, it may be difficult to use Adj . EBITDA to compare the performance of those companies to our performance . Adj . EBITDA should not be considered as a measure of the income generated by our business or discretionary cash available to us to invest in the growth of our business . Our management compensates for these limitations by reference to our GAAP results and using Adj . EBITDA as a supplemental measure .

SNOW Management

Bill Jensen

Chief Executive Officer

- 35+ years of experience in the ski & leisure industry
  - CEO since 2008
  - Former CEO of Whistler Blackcomb Holdings, Inc.
  - Former President of Mountain Division at Vail Resorts, Inc.

Gary Ferrera

Chief Financial Officer

- 20+ years of accounting & finance experience, primarily focused in media & leisure industries
  - Former CFO of Great Wolf Resorts, Inc.
  - Former CFO of National CineMedia, Inc.
  - Former Director in Leveraged Finance and Global Media & Leisure groups at Citigroup

Travis Mayer

EVP Operations & Business Development

- 10+ years of experience in the ski & leisure industry
  - Joined Intrawest in 2007
  - MBA from Harvard Business School
  - Olympic silver medalist in skiing

INTRAWEST

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Intrawest

- Leading North American mountain resort and adventure company founded in 1976
- Providing distinctive experiences to 6 million annual visitors(1)
- Three complementary business segments with significant synergies

Intrawest Portfolio

Mountain Resorts

- 7 leading North American ski resorts(2)
- 6 mm+ annual resort visitors(1), 11 K+ skiable acres
- ***79% of YTD FY 2014 Adj. EBITDA***

Adventure (CMH)

- Largest heli-ski operator in North America
- 3.1 mm acres of terrain
- ***15% of YTD FY 2014 Adj. EBITDA***

Real Estate

- ~$150mm of developable land at mountain resorts(3)
- Real estate management and sales
- ***6% YTD FY 2014 Adj. EBITDA***

Diversified Footprint Across North America

Steamboat | Snowshoe | Tremblant | Winter Park | Blue Mountain | Stratton | Mammoth | CMH Heli+Skiing



(1) Based on fiscal year ("FY") 2013 results
(2) Intrawest owns a 50% equity interest in Blue Mountain and a 15% equity interest in Mammoth Mountain. Note: The financial results of Mammoth are not included in the Mountain segment results. Intrawest also owns a 50% equity interest in the entity that runs the hospitality and lodging operations at Mammoth Mountain, the results of which are included in the Real Estate segment.
(3) Represents fair market values based on third party appraisals as of December 31, 2013.

INTRAWEST

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Third Quarter Fiscal 2014 Highlights 4 ▪ Skier Visits increased 5 . 5 % over prior year driven by increased season pass and frequency product sales ▪ Excluding the impact from an unfavorable foreign currency translation, ETP was flat to prior year, reflecting our volume focused strategy ▪ Reportable Segment Revenue growth of 5 . 7 % on a constant currency basis ▪ This growth occurred despite periods of extreme cold weather impacting Eastern resorts and the loss of the Easter holiday business in FY 14 ▪ Intrawest’s Colorado resorts gained market share in the region, increasing Skier Visits 10 . 3 % compared to the regional industry average of 6 . 4% ▪ Intrawest’s Eastern resorts saw a 4 . 8 % increase compared to the regional industry average of 1 . 7% ▪ Adjusted EBITDA up $ 6 . 0 mm, or 4 . 4 % over prior year ▪ Excluding unfavorable foreign currency translation impact of $ 4 . 6 mm , Adjusted EBITDA up $ 10 . 6 mm or 7 . 8 % Revenue Growth Adjusted EBITDA Visitation Increase Gained Skier Visit Market Share

Third Quarter Fiscal 2014 Highlights 5 Season Pass & Frequency Product Unit Growth ▪ Season Pass & Frequency product revenue in the third quarter comprised 36 . 2 % of our total lift revenue versus 32 . 3 % last year ▪ Ski School, Retail & Rental, and Food & Beverage all up over 3 Q 13 ▪ Lodging Revenue is up 1 . 3 % in constant currency ▪ Mountain Revenue excl . Lift Revenue is up 5 . 4 % in constant currency Growth in Ancillary Spend Adventure Segment Successful ▪ CMH grew revenue in the third quarter by 6 . 7 % on a constant currency basis ▪ Participation levels grew modestly, but our mix was heavily skewed toward premium priced trip options Real Estate Poised for Growth ▪ Intrawest owns ~ $ 150 million of prime developable acreage ▪ Entitled for over 5 , 500 units

Fragmentation Supports Attractive Acquisitions ▪ Highly fragmented industry: 753 North American ski resorts, less than 10% held by multi - resort owners/operators (1,2) ▪ Industry dynamics favor large multi - resort operators – economies of scale and access to capital ▪ Additional opportunities in markets outside the U.S. – skiing is becoming more popular in areas throughout Asia (1) Preliminary estimate of North America’s 753 resorts per NSAA and Canadian Ski Council . (2) Defined as owning or operating more than 4 resorts. (3) 2012 International Report on Mountain Tourism; published in May 2012 by Laurent Vanat. North American Data from the 12/13 NSAA Kottke Report and 12/13 CSC Ski Industry report. North America 753 16% Europe 2,820 59% Asia 1,161 24% Other 79 1% TOTAL 4,813 100% Global Ski Resorts (3) Fragmented North American Ski Market Other Independent 90% Private Multi - Resorts 7.8% Publicly Traded 2.2% Mountain Resort Owners or Operators 6

Third Quarter Fiscal 2014 Financial Highlights 7 (US$mm) ▪ Approximately 40% of our business is conducted in Canada ▪ During the quarter the Canadian dollar weakened approximately 10% versus the US Dollar relative to the prior period ▪ Weighted average FX rate: ▪ 3Q13 = 1.01 CAD/USD ▪ 3Q14 = 1.11 CAD/USD FX Translation Impact Three Months Ended March 31, 2014 3Q14A 3Q13A % Var Actual Constant Actual Actual Constant FX Currency FX FX Currency KPI's Skier Visits 2,453,626 n/a 2,326,322 5.5% n/a Revenue per Visit (Mtn) $87.81 $89.27 $89.27 (1.6%) 0.0% ETP $44.95 $45.70 $45.66 (1.6%) 0.1% Reportable Segement Revenue Mountain $215.5 $219.0 $207.7 3.7% 5.5% Adventure 51.4 56.2 52.0 (1.3%) 8.1% Real Estate 18.9 19.4 19.1 (1.2%) 1.6% Total $285.7 $294.7 $278.8 2.5% 5.7% Adjusted EBITDA Mountain $119.6 $121.9 $114.0 4.9% 7.0% Adventure 18.8 20.9 17.6 6.6% 18.4% Real Estate 4.3 4.5 5.1 (16.2%) (12.2%) Total $142.7 $147.3 $136.7 4.4% 7.8% Note: Constant Currency FX rate of 1.01 CAD/USD. Totals may not add due to rounding.

Fiscal Year 2014 Guidance 8 ▪ Major factors impacting the Company’s full year fiscal 2014 outlook compared to prior year results include : ▪ Acceleration of sales commissions received on the exit of our brokerage engagement at Honua Kai Resort and Spa in fiscal 2013 ▪ Reduced fire suppression activities in fiscal 2014 ▪ Additional costs associated with being a public company Fiscal 2014 Guidance Range ($ in millions) % Change relative to Fiscal 2013 Reported Constant Currency Reported Constant Currency Low High Low High Low High Low High Reportable Segment Revenue $497 $507 $512 $522 (4%) (2%) (1%) 1% Adjusted EBITDA $98 $100 $103 $105 (7%) (5%) (3%) 0% Note: Constant Currency FX rate of 1.01 CAD/USD. Assumes 4Q14E FX rate of 1.10 CAD/USD.

Solid Fiscal 2014 Winter Season 9 Enhanced Capital Structure with IPO & Refinancing Successfully Executed Volume Growth Strategy and Grew Market Share Strong Growth in Season Pass & Frequency Product Sales Capital Projects Generating Solid Returns

Q & A